th th4 Quarter Earnings Highlights 4 QuarterJanuary 2018 31, 2019 Highlights

Forward-Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2

Additional Information Communications in this press release do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval. The proposed merger between First Merchants Corporation and MBT Financial Corporation will be submitted to MBT Financial Corporation shareholders for their consideration. In connection with the proposed merger, MBT Financial Corporation has provided its shareholders with a Proxy Statement, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER, AS WELL AS ANY OTHER RELEVANT DOCUMENTS CONCERNING THE PROPOSED TRANSACTION, TOGETHER WITH ALL AMENDMENTS OR SUPPPLEMENTS TO THOSE DOCUMENTS, AS THEY CONTAIN IMPORTANT INFORMATION. MBT Financial Corporation and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of MBT Financial Corporation in connection with the proposed merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement regarding the proposed merger. 3

Why Invest in First Merchants? 4

Company Profile (as of 12/31/2018) First Merchants Market Information Common Shares Outstanding $49,349,800  First Merchants Bank, formed in 1893, celebrated its Market Cap $1,691,218 125th anniversary. Dividend Yield 2.45%  First Merchants Corporation, organized in 1982, is the Price/Tangible Book Value 1.79x largest financial services holding company Price/LTM EPS 10.6x headquartered in Central Indiana Price/2018 Est. EPS 10.8x Financial Highlights ($ in Thousands) Assets $9,884,716 Leadership Team – First Merchants Loans, Net $7,143,915 Name/Title Deposits $7,754,593 Tangible Common Equity $938,351 Michael C. Rechin, President & CEO TCE/TA 9.97% Mark K. Hardwick, EVP, Chief Operating Officer & Chief Financial Officer Net Income – YTD $159,139 Michael J. Stewart, EVP & Chief Banking Officer ROAA – YTD 1.64% John J. Martin, EVP & Chief Credit Officer ROATCE - YTD 18.77% NPAs/Loans + OREO 0.41% 5

Our Franchise Key Market Profiles Loans Deposits $1,258M Columbus $ 621 M 776M Fort Wayne 948M 2,479M Indianapolis 1,642M 635M Lafayette 1,081M 1,144M Muncie 2,345M 937M Lakeshore 1,118M $7,229M Total $7,755M (as of December 31, 2018) Mission Statement To be the most responsive, knowledgeable and high-performing bank for our clients, teammates and shareholders. 6

Key FMC Deposit Market Share – FDIC Data June 30, 2018 County Region/Type Market Position Market % $ Deposits Delaware County, IN Muncie (Established) 1 53.48% $ 1,315,724 Jasper County, IN Lafayette (Established) 1 33.64% 201,364 White County, IN Lafayette (Established) 1 34.50% 164,957 Jay County, IN Muncie (Established) 1 48.16% 117,967 Wells County, IN Fort Wayne (Growth) 1 21.77% 100,998 Union County, IN Muncie (Established) 1 41.72% 47,252 Tippecanoe County, IN Lafayette (Established) 2 19.96% 538,089 Madison County, IN Indianapolis (Growth) 2 24.12% 340,238 Henry County, IN Muncie (Established) 2 36.11% 227,022 Clinton County, IN Lafayette (Established) 2 14.64% 64,919 Wabash County, IN Muncie (Established) 2 15.54% 65,558 Hendricks County, IN Indianapolis (Growth) 3 11.27% 285,205 Adams County, IN Muncie (Established) 3 18.36% 130,497 Shelby County, IN Indianapolis (Growth) 3 16.94% 99,771 Randolph County, IN Muncie (Established) 3 4.11% 71,882 Hamilton County, IN Indianapolis (Growth) 4 7.37% 758,934 Hancock County, IN Indianapolis (Growth) 4 10.12% 104,673 Morgan County, IN Indianapolis (Growth) 4 10.74% 101,469 Huntington County, IN Fort Wayne (Growth) 4 15.63% 91,983 Marshall County, IN Fort Wayne (Growth) 4 7.37% 55,943 Carroll County, IN Lafayette (Established) 4 12.07% 34,743 Brown County, IN Indianapolis (Growth) 4 19.86% 21,913 Allen County, IN Fort Wayne (Growth) 5 7.76% 546,373 Fayette County, IN Muncie (Established) 5 9.01% 30,224 Miami County, IN Muncie (Established) 5 8.00% 31,445 Sub Total $5,549,143 First Merchants Total $7,541,282 7

First Merchants “Whole Bank” Strategy  Commercial Banking  Consumer Banking  Private Wealth Advisors  Growth Strategy • Organic • Merger/Acquisition 8

First Merchants Strategy  Commercial Bank • Located in Prime Growth Commercial Banking Markets • Indianapolis, Indiana • Columbus, Ohio • Fort Wayne, Indiana • Lafayette, Indiana • Lakeshore - Northwest Indiana • Hire the Best Talent Supported with the Finest: • Sales Management Process • Lending and Cash Management Services • Revenue-Based Incentive System 9

First Merchants Strategy  Consumer Retail Bank • Diverse Locations in Stable Rural and Growth Metro Markets • Supported by: • Talented Customer Service Oriented Banking Center and Call Center Professionals • State-of-the-Art Deposit and CRM Systems • Highly Usable Online Banking System • Widely Available Mobile Banking System • Customer Service and Relationship Growth-Oriented Incentive System 10

First Merchants Strategy “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ”  Retail Banking  Mortgage Banking  Commercial Banking • Business Banking • Commercial & Industrial • Agriculture • Sponsor Finance • Public Finance • Healthcare Services • Investment Real Estate • Treasury Management and Merchant Processing Services  Private Wealth Advisory (private banking, investment management, personal trust, brokerage, and retirement) “We specialize in our communities” 11

How We Deliver Supported by LOB Strategies WEALTH RETAIL COMMERCIAL MORTGAGE BANKING BANKING ADVISORY Indianapolis Columbus, OH Lafayette Muncie Lakeshore Fort Wayne Higher Growth Higher Growth Established Established Higher Growth Higher Growth Delaware, Fayette, Brown, Hamilton, Carroll, Clinton, Franklin County, OH Henry, Jay, Lake & Porter, IN Adams, Allen, Hancock, Hendricks, Jasper, Montgomery, Madison, Randolph, Cook & DuPage, IL Huntington, Marshall, Johnson, Marion, Tippecanoe, White Union, Wabash, Counties Miami, Wells Morgan, Shelby Counties Wayne Counties, IN Counties Counties Butler County, OH 12

Organic Growth Opportunities Exists in All Directions Lakeshore - NW Indiana MSA* Fort Wayne MSA Entered: 2013 Entered: 2017 Total Population: 686,153 Total Population: 438,721 Deposit Market Share: 14.70% Deposit Market Share: 7.76% FOUNDING MARKET Muncie MSA Established: 1893 Lafayette MSA Total Population: Columbus, Ohio MSA 114,634 Entered: 2002 Entered: 2003 Current Market Total Population: 2,119,314 Total Population: 222,673 Share: 53.48% Deposit Market Share: 19.96% Deposit Market Share: 1.52% Indianapolis MSA Entered: 1998 Total Population: 2,058,816 Deposit Market Share: 3.86% *Includes Jasper, Lake, and Porter counties 13

Ranked Best in the Midwest for Business  AAA Credit Rating since 20081  Leading the Nation in Manufacturing Job Growth  1st in Midwest and 5th Nationally for Best State for Doing Business2  1st Metro Area for Strong Job Opportunities with Affordable Housing  1st Nationally for Highway Accessibility  1st in the Midwest/8th Nationally for Low Taxes  1st for Quality of Government and Government Administration3  1st for Best Business Regulatory Climate4  Top 5 Nationally for Cost of Doing Business  2nd in the Nation for Small Business Growth  2nd Nationally for Availability of Skilled Labor  2nd Best City in the Nation for Recent Graduates (Indianapolis)  2nd Nationally for Top States for Business - Infrastructure  2nd Largest Global Fed Ex Air Hub  4th Nationally for Women in Tech and 10th in Overall Tech Job Growth 1S&P, Moody’s & Fitch 2Chief Executive Magazine 2017 3US News & World Reports 2017 4Forbes 2017 Unless otherwise noted, source IEDC 14

Muncie Market  Located 58 miles northeast of Indianapolis in the east central portion of the Notable Major Employers state  Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas.  Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape  Ranked #27, Forbes Best Small Places for Business and Careers  Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology  Home to Ball State University Delaware County, IN* Mkt. Rank Branches Deposits Share 1 First Merchants Corporation 11 $1,315,724 53.48% 2 Mutual First Financial 7 569,251 23.14% Projected HHI & Pop. Change 2019-2024 3 J.P. Morgan Chase 3 248,004 10.08% 10.43% 10.85% 4 Old National Bancorp 4 186,150 7.57% 8.82% 5 Star Financial Group 3 140,343 5.70% 6 Woodforest Financial Group 1 835 0.03% 3.56% 2.10% Market Total 29 $ 2,460,307 *SNL Financial FDIC Summary of Deposits as of June 30, 2018 -0.32% U.S. Indiana Delaware Co. HHI Pop. 15

Indianapolis Market  Indianapolis metropolitan area includes four of the five fastest- growing counties in Indiana and 10 of the 11 fastest-growing cities Notable Major Employers and towns with populations of at least 5,000*  The 2015 population estimates released by the U.S. Census Bureau show suburban Hamilton County’s population grew 13% over the last five years*  Indiana’s population growth outpaced those of neighboring states Illinois, Kentucky, Michigan and Ohio*  With 862,781 residents, Indianapolis was the nation’s 14th largest city* Hamilton County, IN** Mkt. Rank Branches Deposits Share 1 First Internet Bancorp 1 $ 2,463,049 23.91% 2 JPMorgan Chase & Co. 15 1,703,502 16.54% 3 Merchants Bancorp 2 1,155,708 11.22% 4 First Merchants Corporation 11 758,934 7.37% 5 PNC Financial Services Group 11 636,309 6.18% Projected HHI & Pop. Change 2019-2024 6 Lakeland Financial Corp 3 539,092 5.23% 7 Fifth Third Bancorp 6 517,384 5.02% 10.43% 8 Huntington Bancshares 11 487,496 4.73% 8.82% 8.57% 6.94% 9 Bank of Montreal 8 409,207 3.97% 3.56% 10 KeyCorp 7 282,555 2.74% 2.10% Market Total 113 $10,301,292 *IBJ.com U.S. Indiana Hamilton Co. **SNL Financial FDIC Summary of Deposits as of June 30, 2018 HHI Pop. 16

Lafayette Market  Ranked #1, MSN Money, Fastest Growing Cities in the State of Indiana Notable Major Employers  Ranked #2, Forbes Best Small Places for Business and Careers  Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state’s 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)**  Ranked #30, 24/7 Wall St., American City Adding the Most Jobs  Home to Purdue University Tippecanoe County, IN** Mkt. Rank Branches Deposits Share 1 JPMorgan Chase & Co. 6 $ 840,529 31.18% 2 First Merchants Corporation 8 538,089 19.96% 3 Regions Financial Corp 6 310,753 11.53% 4 Old National Bancorp 4 254,827 9.45% 5 Horizon Bancorp 4 160,473 5.95% Projected HHI & Pop. Change 2019-2024 6 Huntington Bancshares, Inc. 4 140,284 5.20% 7 First Bancshares, Inc. 5 123,522 4.58% 13.05% 10.43% 8 Fifth Third Bancorp 2 100,499 3.73% 8.82% 9 1st Source Corp 3 85,485 3.17% 3.56% 4.87% 10 Salin Bancshares 3 61,530 2.28% 2.10% Market Total 54 $ 2,695,751 U.S. Indiana Tippecanoe Co. *Indianapolis Business Journal **SNL Financial FDIC Summary of Deposits as of June 30, 2018 HHI Pop. 17

Lakeshore Market Notable Major Employers  Indiana’s second-most populous market  Benefit from its Chicago proximity  Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest**  New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs and Monosol**  Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** Lake County, IN* Mkt. Rank Branches Deposits Share 1 First Bancshares, Inc. 28 $ 2,240,604 23.38% 2 JPMorgan Chase & Co. 21 2,046,673 21.36% 3 First Midwest Bancorp 16 1,056,052 11.02% 4 First Financial Bancorp 8 780,983 8.15% 5 Northwest Indiana Bancorp 15 779,420 8.13% Projected HHI & Pop. Change 2019-2024 6 First Merchants Corporation 10 724,971 7.57% 10.43% 7 Bank of Montreal 15 522,874 5.46% 8.82% 9.08% 8 Fifth Third Bancorp 12 466,003 4.86% 9 PNC Financial Services Group 4 204,691 2.14% 3.56% 10 AMB Financial Corp 5 181,163 1.89% 2.10% Market Total 152 $ 9,581,769 -0.28% *SNL Financial FDIC Summary of Deposits as of June 30, 2018 U.S. Indiana Lake County **www.nwiforum.org/nwi-becoming-an-economic powerhouse HHI Pop. 18

Fort Wayne Market Notable Major Employers  2nd Largest MSA in the State of Indiana  Diversified economy (manufacturing, health care, retail trade, food services)  Attractive location for businesses to locate and expand – located between the Chicago, Detroit, Dayton, Toledo and Indianapolis metro areas  Fort Wayne-Allen County economic engine of the Northeast Indiana region  #1 place to raise a family (2017, SmartAsset.com) Allen County, IN* Mkt. Rank Branches Deposits Share 1 Wells Fargo 13 $ 1,825,786 25.93% 2 JP Morgan Chase & Co. 12 1,189,769 16.90% 3 Lakeland Financial Corp. 5 790,813 11.23% 4 PNC Financial Services Group 11 652,271 9.26% Projected HHI & Pop. Change 2019-2024 5 First Merchants Corporation 11 546,373 7.76% 6 Old National Bancorp 5 497,783 7.07% 10.43% 10.59% 7 STAR Financial Group, Inc. 9 410,213 5.83% 8.82% 8 1st Source Corp. 8 409,186 5.81% 3.56% 3.17% 9 Fifth Third Bancorp 8 257,169 3.65% 2.10% 10 First Defiance Financial 2 85,084 1.21% Market Total 101 $ 7,040,342 U.S. Indiana Allen County HHI Pop. *SNL Financial FDIC Summary of Deposits as of June 30, 2018 19

Columbus, Ohio Market  Second-most populous county in Ohio Notable Major Employers  Within 600 miles of 60% of All U.S. and Canadian Population  Ranked 2nd in CNBC’s 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water**  Home to Ohio State University Franklin County, OH* Mkt. Rank Branches Deposits Share 1 Huntington Bancshares 61 $ 23,332,648 45.28% 2 JP Morgan Chares & Co 52 11,833,655 22.96% 3 PNC Financial Services Group 41 4,892,157 9.49% 4 Fifth Third Bancorp 41 4,543,334 8.82% 5 Key Corp 21 1,187,275 2.30% 6 U.S. Bancorp 33 1,185,746 2.30% Projected HHI & Pop. Change 2019-2024 7 Heartland Bancorp 14 694,013 1.35% 8.82% 8.74% 9.04% 8 Wells Fargo & Co 1 642,289 1.25% 9 First Merchants Corporation 9 557,734 1.08% 5.03% 10 First Financial Bancorp 5 524,389 1.02% 3.56% Market Total 321 $ 51,534,345 1.01% *SNL Financial FDIC Summary of Deposits as of June 30, 2018 **http://jobs-ohio.com/manufacturing/ U.S. Ohio Franklin County HHI Pop. 20

Growth Through Acquisition  Experienced Acquirer  Expand in Current High-Growth Markets  Extend into Additional High-Growth Markets  Add to Franchise with Stable Deposit Gathering Markets 21

THE STRENGTH OF BIG. THE SERVICE OF SMALL. 22

First Merchants Acquisition Process  Continuous Relationship Building  Complete and Thorough Due Diligence Process  Demonstrated Pricing Discipline  Detailed Project Management  Integration Process  Single Charter Operating Environment  Scalable Technology and Operations Center 23

Operational Delivery Highlights Daleville Operations Facility  Strategic differentiator in support of growth and scalability  Operational services execution “hub” focusing on value creation  Functional focus: • Operations • Credit Administration • Risk Management • Technology • Project Management • Vendor Management  Located on the interstate less than one hour north of Indianapolis, IN  100,000+ square feet of flexible space Strategic Vendor Partners 24

Operational Delivery Highlights Customer, Digital Channel & Transaction Activity  Retail Households: 182K  Online Banking/Digital Channel  Cash Management Annual Volume • Consumer: 85K Users • Automated Clearing House (ACH) • 1.5M logins monthly • # Originated: 2.5M Items ($8B) • 14K bill pay users • # Received: 14M Items ($23B) • 90K bill payment transactions monthly ($30M) • Mobile: 53K Users • Domestic Wires • 24.5 average logins per user, per month • # Originated: 42K Items ($21B) • 14K mobile deposits per month • # Received: 43K Items ($27B) • Business: 9.9K Users • International Wires • 13% use ACH/Wire/Positive Pay • # Originated: 1K Items ($35M) • # Received: 159 Items ($2.6M) • Total ATMS: 137 + 25,000 MoneyPass ATMs  Total Debit Cards  Commercial Remote Deposit Capture • 161K active cards • 591 businesses using solution • 3.5M monthly card swipes • 143K deposits annually • $136M in monthly volume • 1.7M items deposited annually • $3.7B in total deposits 25

4th Quarter 2018 Highlights  Earnings Per Share of $.85, a 73.5% increase over 4Q2017  $41.7 Million of Net Income, a 71.1% increase over 4Q2017  Winning marketplace execution delivering growth  Organic Loan Growth of $138 Million, a 7.8% annualized growth rate  Organic Deposit Growth of $121 Million, a 6.4% annualized growth rate “Record Level Results” 26

Full Year 2018 Performance  Record Net Income of $159.1 Million, a 65.6% increase over 2017  Earnings per share of $3.22, a 51.9% increase over 2017  Total Assets of $9.9 Billion; grew organically by 5.5% over 2017  1.64% ROAA; 11.84% ROAE; 50.21% Efficiency Ratio  Organic Loan Growth of $471 Million, a 7.0% growth rate  Organic Deposit Growth of $582 Million, an 8.1% growth rate  Tangible Book Value increased to $19.12 per share, or 12.7% over year-end 2017 “Record Level Results” 27

Total Assets ($ in Millions) 2016 2017 2018 1. Investments $1,305 $1,561 $1,633 2. Loans 5,143 6,758 1 7,229 3. Allowance (66) (75) (81) 4. Goodwill & Intangibles 259 477 470 5. BOLI 202 224 225 6. Other 369 422 409 7. Total Assets $7,212 $9,367 $9,885 Annualized Asset Growth 6.7% 29.9% 5.5% 1 2017 loans include acquired loans of $225 from The Arlington Bank and $725 from Independent Alliance Banks 28

Loan and Yield Detail (as of 12/31/2018) QTD Yield = 5.41% Commercial Agricultural YTD Yield = 5.16% Construction Land & Agricultural Real Estate Land Public Total Loans = $7.2 Billion Land Development Production Non-Owner 3.3% Finance/Other 7.6% 1.3% Occupied Commercial Variable = $4.9 Billion 25.8% 6.0% Fixed = $2.3 Billion Residential Mortgage 13.4% Home Equity LIBOR 7.3% 36% Prime Other 19% Consumer Commercial 1.4% Real Estate Owner-Occupied 10.0% Commercial & Industrial Fixed 23.9% 32% Other Variable 13% 29

CRE Loan Concentration First Merchants Results in Relation to FDIC Guidelines FDIC GUIDELINES TO IDENTIFY INSTITUTIONS POTENTIALLY EXPOSED TO CRE RISK: Guideline 1: Total loans for construction, land development, and other land representing 100% or more of total capital Guideline 2: Total CRE loans representing 300% or more of total capital AND a CRE portfolio that has increased 50% or more during the prior 36 months GUIDELINE #1 GUIDELINE #2 4Q2018 4Q2018 3Q2018 3Q2018 2Q2018 2Q2018 1Q2018 1Q2018 End End - - 4Q2017 4Q2017 3Q2017 3Q2017 2Q2017 2Q2017 Quarter Quarter 1Q2017 1Q2017 4Q2016 4Q2016 3Q2016 3Q2016 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 0.0% 100.0% 200.0% 300.0% 30

Investment Portfolio (as of 12/31/2018) Mortgage-Backed Securities Tax-Exempt 24% Municipals 48%  $1.6 Billion Portfolio  Modified duration of 5.6 years  Tax equivalent yield of 3.54%  Net unrealized loss of $8.0 Million Collateralized Mortgage Obligations Corporate 24% Obligations U. S. Agencies 2% 2% 31

Total Liabilities and Capital ($ in Millions) 2016 2017 2018 1. Customer Non-Maturity Deposits $4,428 $5,741 1 $6,268 2. Customer Time Deposits 747 1,0512 1,241 3. Brokered Deposits 381 381 246 4. Borrowings 572 701 538 5. Other Liabilities 60 57 51 6. Hybrid Capital 122 133 133 7. Common Equity 902 1,303 1,408 8. Total Liabilities and Capital $7,212 $9,367 $9,885 1 2017 includes acquired Non-Maturity Deposits of $169 from The Arlington Bank and $719 from Independent Alliance Banks 2 2017 includes acquired Time Deposits of $84 from The Arlington Bank and $143 from Independent Alliance Banks 32

Deposit Detail (as of 12/31/2018) QTD Cost = 1.04% YTD Cost = .86% Total = $7.8 Billion Certificates & Certificates & Time Deposits Time Deposits >$100,000 <$100,000 Savings 8% 8% Deposits 29% Brokered Deposits 3% Demand Deposits 52% 33

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 9.00%) 15.00% 14.61% 14.21% 14.24% 14.25% 14.01% 13.81% 14.00% 13.76% 13.69% 13.69% 13.00% 11.98% 12.00% 11.64% 11.16% 11.11% 11.21% 11.10% 11.03% 11.00% 11.04% 11.00% 9.97% 10.00% 9.50% 9.68% 9.55% 9.24% 9.39% 9.30% 9.32% 9.36% 9.00% 8.00% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 34

Net Interest Margin Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Net Interest Income - FTE ($millions) $ 62.1 $ 64.9 $ 67.2 $ 78.9 $ 83.5 $ 82.5 $ 87.2 $ 89.2 $ 90.7 Fair Value Accretion $ 2.9 $ 4.3 $ 2.3 $ 3.2 $ 4.1 $ 3.2 $ 3.8 $ 3.2 $ 3.9 1 2 4 Tax Equivalent Yield on Earning Assets 4.32% 4.42% 4.44% 4.56% 4.67% 4.57% 4.74% 4.88%3 4.97% Interest Expense/Average Earning Assets 0.42% 0.44% 0.49% 0.53% 0.57% 0.65% 0.75% 0.83% 0.93% Net Interest Margin 3.90% 3.98% 3.95% 4.03% 4.10% 3.92% 3.99% 4.05% 4.04% Fair Value Accretion Effect 0.18% 0.26% 0.14% 0.17% 0.20% 0.15% 0.18% 0.15% 0.17% $94 3 4.04%4 4.20% 4.10% 2 4.05% 4.03% 3.99% $90 3.98% 3.95% 1 4.00% $86 3.90% 3.92% $82 3.80% $78 $74 3.60% $70 $66 3.40% $62 3.20% $58 $54 3.00% Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Q4 - '17 Q1 - '18 Q2 - '18 Q3 - '18 Q4 - '18 Net Interest Income - FTE ($millions) Net Interest Margin 1 Reflects 13 bps impact of Tax Cuts and Jobs Act 2 Reflects 12 bps impact of Tax Cuts and Jobs Act 3 Reflects 13 bps impact of Tax Cuts and Jobs Act 4 Reflects 13 bps impact of Tax Cuts and Jobs Act 35

Non-Interest Income ($ in Millions) 2016 2017 2018 1. Service Charges on Deposit Accounts $17.8 $ 18.7 $ 21.0 2. Wealth Management Fees 12.6 14.7 14.9 3. Card Payment Fees 15.0 16.1 18.0 4. Cash Surrender Value of Life Ins 4.3 6.6 4.2 5. Gains on Sales of Mortgage Loans 7.1 7.6 7.0 6. Gains on Sales of Securities 3.4 2.6 4.3 7. Other 5.0 4.7 7.1 8. Total Non-Interest Income $65.2 $71.0 $76.5 36

Private Wealth Advisors Delivers broad advisory capabilities and expertise through Record quarterly revenue and assets under management local, engaged and empowered leaders  Strong partnership with our Commercial and Retail lines of business in delivering whole-bank solutions for clients Business lines include:   Continued growth in Private Banking and Investment Investment Management – Personal and Institutional Management  Retirement Plan Services   Private Banking added $82m in deposits Trust Administration  First Merchants Investment Services migrating to an  Private Banking  Advisory Fee Model, 70% of fees now recurring First Merchants Investment Services (not reflected below)  Private Banking added $2,926m in Net Interest Income (not reflected in the chart) Total Assets under Management Total Fee Revenue (excludes First Merchants Investment Services) $3.0B $2.83B $2.83B $13.13M $2.5B $12M $11.5M $10M $9.79M $2.0B $1.94B $9.23M $1.72B $ 8M $1.5B $ 6M $1.0B $ 4M $0.5B $ 2M 0 0 2015 2016 2017 2018 2015 2016 2017 2018 Total Assets Total Revenue 37

Mortgage Banking Key component of Fee Mortgage Banking Revenue Income 8 $7.56M  $7.0M $7.01M Mortgage Production for sale and 7 portfolio via commissioned and $6.5M salaried loan originators 6  Strong loan origination teams in 5 high-growth areas of Indianapolis and Columbus, OH 4  Centralized underwriting and 3 $5.88M $6.24M $6.46M $5.62M processing 2  Strong connectivity with retail branches 1  Majority of the pipeline is driven $620 $760 $1.04 $1.39 0 by purchase business 2015 2016 2017 2018  12/31/2018 YTD 1868 mortgages Servicing fees Gain on Sale for $357M in volume 38

Non-Interest Expense ($ in Millions) 2016 2017 2018 1. Salary & Benefits $102.6 $119.8 $131.7 2. Premises & Equipment 29.5 30.1 32.7 3. Intangible Asset Amortization 3.9 5.6 6.7 4. Professional & Other Outside Services 6.5 12.8 8.2 5. OREO/Credit-Related Expense 2.9 1.9 1.5 6. FDIC Expense 3.0 2.6 2.9 7. Outside Data Processing 9.2 12.2 13.2 8. Marketing 3.0 3.7 4.7 9. Other 16.7 16.9 18.4 10. Total Non-Interest Expense $177.3 $ 205.6 1 $ 220.0 1 2017 includes acquisition-related expenses of $12.2 million 39

Earnings ($ in Millions) 2016 2017 2018 1. Net Interest Income $226.5 $ 277.3 $ 338.8 2. Provision for Loan Losses (5.7) (9.1) (7.2) 3. Net Interest Income after Provision 220.8 268.2 331.6 4. Non-Interest Income 65.2 71.0 76.5 5. Non-Interest Expense (177.3) (205.6) (220.0) 6. Income before Income Taxes 108.7 133.6 188.1 7. Income Tax Expense (27.6) (37.5) 1 (29.0) 2 8. Net Income Avail. for Distribution $ 81.1 $ 96.1 $ 159.1 9. EPS $ 1.98 $ 2.123 $ 3.22 10. Efficiency Ratio 56.51% 54.56% 50.21% 12017 includes $5.1 million of additional tax expense due to revaluing deferred taxes as a result of the Tax Cuts and Jobs Act 22018 reflects $1.8 million net reduction to income tax expense resulting from an increase in Indiana state tax liability offset by the release of a valuation allowance on state deferred tax assets 3Acquisition-related expenses, the impact of tax reform, and pension settlement accounting reduced EPS by $0.30 for 2017 40

Quarterly Earnings ($ in Millions) Q1-’18 Q2-’18 Q3-’18 Q4-’18 1. Net Interest Income $79.9 $84.6 $86.5 $87.8 2. Provision for Loan Losses (2.5) (1.7) (1.4) (1.6) 3. Net Interest Income after Provision 77.4 82.9 85.1 86.2 4. Non-Interest Income 19.6 18.2 19.5 19.2 5. Non-Interest Expense (53.7) (53.5) (55.0) (57.8) 6. Income before Income Taxes 43.3 47.6 49.6 47.6 1 7. Income Tax Expense (6.6) (8.0) (8.5) (5.9)1 8. Net Income Avail. for Distribution $ 36.7 $ 39.6 $ 41.1 $41.7 9. EPS $ 0.74 $ 0.80 $ 0.83 $ 0.85 10. Efficiency Ratio 51.33% 49.32% 49.25% 50.97% 12018 reflects $1.8 million net reduction to income tax expense resulting from an increase in Indiana state tax liability offset by the release of a valuation allowance on state deferred tax assets 41

Per Share Results 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 $ .57 $ .50 $ .49 $ 2.12 2. Dividends $ .15 $ .18 $ .18 $ .18 $ .69 3. Tangible Book Value $16.49 $16.97 $16.62 $16.96 2018 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .74 $ .80 $ .83 $ .85 $ 3.22 2. Dividends $ .18 $ .22 $ .22 $ .22 $ .84 3. Tangible Book Value $17.14 $17.71 $18.16 $19.12 42

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value 0.22 .22 0.20 .18 $19.12 0.18 $16.96 0.16 .15 $15.85 .14 $14.68 0.14 $13.65 $12.17 0.12 .11 $10.95 0.10 $9.21 $9.64 .08 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 2.57% Forward Dividend Yield Compound Annual Growth Rate of 9.56% Equals 26.1% Dividend Payout Ratio 43

Asset Quality Summary Change Change ($ in Millions) Linked Quarter 2018 Over 2017 2016 186.1 2017 Q3-'18 2018 $ % $ % 1. Non-Accrual Loans $ 30.0 $ 28.7 $ 20.4 $ 26.1 $ 5.7 27.9% $ (2.6) (9.1%) 2. Other Real Estate 9.0 10.4 8.9 2.2 (6.7) (75.3%) (8.2) (78.8%) 3. Renegotiated Loans 4.7 1.0 0.9 1.1 0.2 22.2% 0.1 10.0% 4. 90+ Days Delinquent Loans 0.1 0.9 0.1 1.9 1.8 1,800.0% 1.0 111.1% 5. Total NPAs & 90+ Days Delinquent $ 43.8 $ 41.0 $ 30.3 $ 31.3 $ 1.0 3.3% $ (9.7) (23.7%) 6. Total NPAs & 90+ Days/Loans & ORE 0.9% 0.6% 0.4% 0.4% 7. Classified Assets $ 174.1 $ 153.1 $ 174.2 $ 173.2 $ (1.0) (0.6%) $ 20.1 13.1% 8. Specific Reserves $ 0.9 $ 1.6 $ 0.4 $ 1.9 $ 1.5 375.0% $ 0.3 18.8% 44

ALLL and Fair Value Summary ($ in Millions) Q4-'17 Q1-'18 Q2-'18 Q3-'18 Q4-'18 1. Beginning Allowance for Loan Losses (ALLL) $ 73.4 $ 75.0 $ 76.4 $ 77.5 $ 78.4 2. Net Charge-offs (Recoveries) 0.2 1.1 0.6 0.5 (0.5) 3. Provision Expense 1.8 2.5 1.7 1.4 1.7 4. Ending Allowance for Loan Losses (ALLL) $ 75.0 $ 76.4 $ 77.5 $ 78.4 $ 80.6 5. ALLL/Non-Accrual Loans 261.2% 277.9% 385.0% 383.9% 308.1% 6. ALLL/Non-Purchased Loans 1.36% 1.32% 1.28% 1.28% 1.26% 7. ALLL/Loans 1.11% 1.11% 1.09% 1.11% 1.11% 8. Fair Value Adjustment (FVA) $ 46.3 $ 43.1 $ 37.2 $ 33.9 $ 30.0 9. Total ALLL plus FVA 121.3 119.5 114.7 112.3 110.6 10. Purchased Loans plus FVA 1,304.7 1,179.8 1,059.1 979.2 874.3 11. FVA/Purchased Loans plus FVA 3.55% 3.65% 3.51% 3.46% 3.44% 45

Total Return Performance 250.00 200.00 150.00 100.00 50.00 Total Return Percentage Return Total 0.00 First Merchants Corporation Russell 2000 SNL Bank $5B-$10B 12/31/2012 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 12/31/2018 46

A Leading Midwest Banking Franchise Crossing $10 Billion with Strategic Entry into Michigan Pro Forma Highlights1 Ticker: FRME Headquarters: Muncie, IN Founded: 1893 Banking Centers: 134 Assets: $11.1 Billion Loans: $7.8 Billion Deposits: $8.7 Billion Current First Merchants Locations MBTF Locations 1Balance sheet figures as of 6/30/18 and do not include any merger-related adjustments 47

Overview of MBT Financial Corporation Company Highlights Geographic FootprintFarmington Hills . Northville Headquartered in Monroe, Michigan Plymouth Redford Highland Park Livonia 75 . Westland Founded in 1858 Dearborn Ann Arbor 275 . Allen Park Operates 20 Banking Centers 94 75 Southgate . Balance Sheet as of June 30, 2018 MICHIGAN Trenton Flat Rock • Assets: $1.3 Billion Milan Rockwood • Loans: $741 Million MICHIGAN Dundee • Deposits: $1.1 Billion (89% non-maturity) 496 Monroe • Loans / Deposits: 65% Blissfield 75 94 Temperance • 9.10% TCE/TA • 0.91% NPAs/Assets Deposit Market Share by County . Income Statement for the quarter ending June 30, 2018 • ROAA: 1.51% / ROATCE: 16.59% Market Deposits Mkt. Share % of County Rank Branches ($000) (%) Franchise • Efficiency Ratio: 61.8% Monroe, MI 1 15* $998,139 50.1% 86.9% • Net Interest Margin: 3.63% • Cost of Interest Bearing Deposits: 0.18% Wayne, MI 14 6 $150,913 0.3% 13.1% Source: S&P Global Market Intelligence and FDIC Summary of Deposits as of June 30, 2018. *Includes one non-banking center 48

FMC Strategy and Tactics Overview Looking Forward . . .  Manage market presence and our core banking business. Continue organic growth protocol.  Optimize our retail and commercial deposit strategy… products and pricing.  Cross $10 Billion with the acquisition of MBT Financial Corporation and organic growth in the 1Q2019.  Implement integration schedule and marketing plan for Michigan entry.  Forbes Magazine recognition as #2 Ranking in “America’s Best Banks”. “Responsive, Knowledgeable, High-Performing” 49

Why Invest in First Merchants?  Forbes Magazine recognition as a Top 2  Commercial Presence that Creates a Client Ranking in “America’s Best Banks” Preference  Performance Ranked Best among Indiana  State-of-the-Art Technology and Operations Banks by Bank Director Magazine Center  Attractive and Growing Earnings Stream  Successful Acquisition and Integration Track  2nd Largest Indiana Bank with an Energized Record and Experienced Management Team  Focused on Providing Sustainable  Attractive Long-Term Deposit Market Shares Shareholder Value 50

Research Coverage 51

Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: Nicole M. Weaver Investor Relations Telephone: 765.521.7619 nweaver@firstmerchants.com 52

Appendix 53

Appendix – Non-GAAP Reconciliation CAPITAL RATIOS (dollars in thousands): 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Total Risk-Based Capital Ratio Total Stockholders' Equity (GAAP) 901,657 929,470 1,035,116 1,283,120 1,303,463 1,313,073 1,340,328 1,361,426 1,408,260 Adjust for Accumulated Other Comprehensive (Income) Loss 1 13,581 3,722 (1,384) 6,358 3,534 21,725 24,868 35,409 21,422 Less: Preferred Stock (125) (125) (125) (125) (125) (125) (125) (125) (125) Add: Qualifying Capital Securities 55,415 55,474 55,534 65,864 65,919 65,975 66,030 66,086 66,141 Less: Tier 1 Capital Deductions (376) (80) (166) - - - - - - Less: Disallowed Goodwill and Intangible Assets (249,104) (250,493) (300,307) (462,080) (464,066) (467,518) (466,063) (464,658) (463,525) Less: Disallowed Deferred Tax Assets (564) (320) (665) - - (2,594) (2,104) (1,111) - Total Tier 1 Capital (Regulatory) $ 720,484 $ 737,648 $ 788,003 $ 893,137 $ 908,725 $ 930,536 $ 962,934 $ 997,027 $ 1,032,173 Qualifying Subordinated Debentures 65,000 65,000 65,000 65,000 65,000 65,000 65,000 65,000 65,000 Allowance for Loan Losses includible in Tier 2 Capital 66,037 68,225 70,471 73,354 75,032 76,420 77,543 78,406 80,552 Total Risk-Based Capital (Regulatory) $ 851,521 $ 870,873 $ 923,474 $ 1,031,491 $ 1,048,757 $ 1,071,956 $ 1,105,477 $ 1,140,433 $ 1,177,725 Net Risk-Weighted Assets (Regulatory) $ 5,993,381 $ 6,114,112 $ 6,592,710 $ 7,497,321 $ 7,660,604 $ 7,831,727 $ 8,002,666 $ 8,001,191 $ 8,060,882 Total Risk-Based Capital Ratio (Regulatory) 14.21% 14.24% 14.01% 13.76% 13.69% 13.69% 13.81% 14.25% 14.61% Common Equity Tier 1 Capital Ratio Total Tier 1 Capital (Regulatory) $ 720,484 $ 737,648 $ 788,003 $ 893,137 $ 908,725 $ 930,536 $ 962,934 $ 997,027 $ 1,032,173 Less: Qualified Capital Securities (55,415) (55,474) (55,534) (65,864) (65,919) (65,975) (66,030) (66,086) (66,141) Add: Additional Tier 1 Capital Deductions 376 80 166 - - - - - - Common Equity Tier 1 Capital (Regulatory) $ 665,445 $ 682,254 $ 732,635 $ 827,273 $ 842,806 $ 864,561 $ 896,904 $ 930,941 $ 966,032 Net Risk-Weighted Assets (Regulatory) $ 5,993,381 $ 6,114,112 $ 6,592,710 $ 7,497,321 $ 7,660,604 $ 7,831,727 $ 8,002,666 $ 8,001,191 $ 8,060,882 Common Equity Tier 1 Capital Ratio (Regulatory) 11.10% 11.16% 11.11% 11.03% 11.00% 11.04% 11.21% 11.64% 11.98% 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans. 54

Appendix – Non-GAAP Reconciliation TANGIBLE COMMON EQUITY RATIO (dollars in thousands): 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Total Stockholders' Equity (GAAP) $ 901,657 $ 929,470 $ 1,035,116 $ 1,283,120 $ 1,303,463 $ 1,313,073 $ 1,340,328 $ 1,361,426 $ 1,408,260 Less: Preferred Stock (125) (125) (125) (125) (125) (125) (125) (125) (125) Less: Intangible Assets (258,866) (257,963) (309,686) (478,558) (476,503) (474,777) (473,059) (471,409) (469,784) Tangible Common Equity (non-GAAP) $ 642,666 $ 671,382 $ 725,305 $ 804,437 $ 826,835 $ 838,171 $ 867,144 $ 889,892 $ 938,351 Total Assets (GAAP) $ 7,211,611 $ 7,326,193 $ 7,805,029 $ 9,049,403 $ 9,367,478 $ 9,472,796 $ 9,734,715 $ 9,787,282 $ 9,884,716 Less: Intangible Assets (258,866) (257,963) (309,686) (478,558) (476,503) (474,777) (473,059) (471,409) (469,784) Tangible Assets (non-GAAP) $ 6,952,745 $ 7,068,230 $ 7,495,343 $ 8,570,845 $ 8,890,975 $ 8,998,019 $ 9,261,656 $ 9,315,873 $ 9,414,932 Tangible Common Equity Ratio (non-GAAP) 9.24% 9.50% 9.68% 9.39% 9.30% 9.32% 9.36% 9.55% 9.97% TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands): 4Q10 4Q11 4Q12 4Q13 4Q14 4Q15 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Total Stockholders' Equity (GAAP) $ 454,408 $ 514,467 $ 552,236 $ 634,923 $ 726,827 $ 850,509 $ 901,657 $ 929,470 $1,035,116 $1,283,120 $1,303,463 $1,313,073 $1,340,328 $1,361,426 $1,408,260 Less: Preferred Stock (67,880) (90,783) (90,908) (125) (125) (125) (125) (125) (125) (125) (125) (125) (125) (125) (125) Less: Intangible Assets (154,019) (150,471) (149,529) (202,767) (218,755) (259,764) (258,866) (257,963) (309,686) (478,558) (476,503) (474,777) (473,059) (471,409) (469,784) Tax Benefit 2,907 2,224 2,249 4,973 6,085 6,278 5,930 5,659 6,941 12,510 6,788 6,043 5,690 5,351 5,017 Tangible Common Equity, Net of Tax (non- GAAP) $ 235,416 $ 275,437 $ 314,048 $ 437,004 $ 514,032 $ 596,898 $ 648,596 $ 677,041 $ 732,246 $ 816,947 $ 833,623 $ 844,214 $ 872,834 $ 895,243 $ 943,368 0 Shares Outstanding 25,574,251 28,559,707 28,692,616 35,921,761 37,669,948 40,664,258 40,912,697 41,047,543 43,153,509 49,140,594 49,158,238 49,243,096 49,280,188 49,304,542 49,349,800 Tangible Common Equity per Share (non-GAAP) $ 9.21 $ 9.64 $ 10.95 $ 12.17 $ 13.65 $ 14.68 $ 15.85 $ 16.49 $ 16.97 $ 16.62 $ 16.96 $ 17.14 $ 17.71 $ 18.16 $ 19.12 55

Appendix – Non-GAAP Reconciliation EFFICIENCY RATIO (dollars in thousands): 2016 2017 1Q18 2Q18 3Q18 4Q18 2018 Non Interest Expense (GAAP) $ 177,359 $ 205,556 $ 53,687 $ 53,504 $ 55,022 $ 57,738 $ 219,951 Less: Intangible Asset Amortization (3,910) (5,647) (1,726) (1,718) (1,650) (1,625) (6,719) Less: OREO and Foreclosure Expenses (2,877) (1,903) (402) (362) (455) (251) (1,470) Adjusted Non Interest Expense (non-GAAP) 170,572 198,006 51,559 51,424 52,917 55,862 211,762 Net Interest Income (GAAP) 226,473 277,284 79,916 84,571 86,486 87,884 338,857 Plus: Fully Taxable Equivalent Adjustment 13,541 17,270 2,584 2,625 2,726 2,796 10,732 Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP) 240,014 294,554 82,500 87,196 89,212 90,680 349,589 Non Interest Income (GAAP) 65,203 71,009 19,561 18,191 19,527 19,180 76,459 Less: Investment Securities Gains (Losses) (3,389) (2,631) (1,609) (1,122) (1,285) (253) (4,269) Adjusted Non Interest Income (non-GAAP) 61,814 68,378 17,952 17,069 18,242 18,927 72,190 Adjusted Revenue (non-GAAP) 301,828 362,932 100,452 104,265 107,454 109,607 421,779 Efficiency Ratio (non-GAAP) 56.51% 54.56% 51.33% 49.32% 49.25% 50.97% 50.21% FORWARD DIVIDEND YIELD 4Q18 Most recent quarter's dividend per share $ 0.22 Most recent quarter's dividend per share - Annualized $ 0.88 Stock Price at 12/31/18 $ 34.27 Forward Dividend Yield 2.57% DIVIDEND PAYOUT RATIO 2018 Dividends per share $ 0.84 Earnings Per Share $ 3.22 Dividend Payout Ratio 26.1% 56

Appendix – Non-GAAP Reconciliation CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands): 2016 2017 3Q18 2018 Total Risk-Based Capital (Subsidiary Bank Only) Total Stockholders' Equity (GAAP) $ 973,641 $ 1,404,303 $ 1,436,173 $ 1,456,220 Adjust for Accumulated Other Comprehensive (Income) Loss 1 9,701 763 33,302 19,031 Less: Preferred Stock (125) (125) (125) (125) Less: Tier 1 Capital Deductions - - - - Less: Disallowed Goodwill and Intangible Assets (248,656) (463,618) (464,210) (463,076) Less: Disallowed Deferred Tax Assets - - (965) - Total Tier 1 Capital (Regulatory) 734,561 941,323 1,004,175 1,012,050 Allowance for Loan Losses includible in Tier 2 Capital 66,037 75,032 78,406 80,552 Total Risk-Based Capital (Regulatory) $ 800,598 $ 1,016,355 $ 1,082,581 $ 1,092,602 Construction, Land and Land Development Loans $ 418,703 $ 612,219 $ 668,608 $ 545,729 Concentration as a % of the Bank's Risk-Based Capital 52% 60% 62% 50% Construction, Land and Land Development Loans $ 418,703 $ 612,219 $ 668,608 $ 545,729 Investment Real Estate Loans 1,272,415 1,617,943 1,760,714 1,865,544 Total Construction and Investment RE Loans $ 1,691,118 $ 2,230,162 $ 2,429,322 $ 2,411,273 Concentration as a % of the Bank's Risk-Based Capital 211% 219% 224% 221% 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans. ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands): 4Q17 1Q18 2Q18 3Q18 4Q18 Loans Held for Sale (GAAP) $ 7,216 $ 4,469 $ 2,046 $ 3,022 $ 4,778 Loans (GAAP) 6,751,199 6,901,696 7,081,059 7,088,071 7,224,467 Total Loans 6,758,415 6,906,165 7,083,105 7,091,093 7,229,245 Less: Purchased Loans (1,258,386) (1,136,711) (1,022,160) (945,330) (844,224) Non-Purchased Loans (non-GAAP) $ 5,500,029 $ 5,769,454 $ 6,060,945 $ 6,145,763 $ 6,385,021 Allowance for Loan Losses (GAAP) $ 75,032 $ 76,420 $ 77,543 $ 78,406 $ 80,552 Fair Value Adjustment (FVA) (GAAP) 46,304 43,121 37,221 33,905 30,054 Allowance plus FVA (non-GAAP) $ 121,336 $ 119,541 $ 114,764 $ 112,311 $ 110,606 Purchased Loans (GAAP) $ 1,258,386 $ 1,136,711 $ 1,022,160 $ 945,330 $ 844,224 Fair Value Adjustment (FVA) (GAAP) 46,304 43,121 37,221 33,905 30,054 Purchased Loans plus FVA (non-GAAP) $ 1,304,690 $ 1,179,832 $ 1,059,381 $ 979,235 $ 874,278 Allowance as a Percentage of Non-Purchased Loans (non-GAAP) 1.36% 1.32% 1.28% 1.28% 1.26% FVA as a Percentage of Purchased Loans plus FVA (non-GAAP) 3.55% 3.65% 3.51% 3.46% 3.44% 57